                              AMENDED AND RESTATED
                           CERTIFICATE OF DESIGNATION
                                       OF
                            SERIES D PREFERRED STOCK
                                       OF
                              DIPLOMAT CORPORATION

     DIPLOMAT CORPORATION, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

     1. The name of the corporation is Diplomat Corporation. The date of filing of its original Certificate of Designation to which this certificate relates was January 27, 1998.

     2. The Amended and Restated Certificate of Designation of Series D Preferred Stock only restates and integrates and further amends the certificate as follows:

     Deleting Section 2 which previously read as follows:

          2. Dividends. Holders of the Series D Preferred Stock (the "Holders") shall be entitled to an annual cumulative dividend of eight and one-half percent (8.5%) of the Liquidation Value of the Series D Preferred Stock, from the date of issuance and payable monthly commencing January 31, 1998. Dividends will be payable in cash or accumulated and payable in kind in Common Stock upon conversion pursuant to Section 5 herein. The Corporation may set a record date for the payment of any dividend, on at least 10 days prior notice to all holders, which record date shall be not more than 60 days prior to a dividend payment date. Dividends payable for any period less than a full year, will be computed on the basis of a 360 day year with equal months of 30 days.

     Adding new Section 2 to read as follows:

          2. Dividends. The Series D Preferred Stock shall not pay any dividends, except and to the extent of dividends payable on the Corporation's common stock, in which event divides on the Series D Preferred Stock shall be paid in the same amounts as paid on the Corporation's Common Stock equivalent of the Series D Preferred Stock.

     Deleting Section 3(c) which previously read as follows:

          (c) Corporate Changes. The sale, lease or exchange of all or substantially all of the Corporation's assets or the merger or consolidation of the Corporation which results in the holders of Common Stock of the Corporation receiving in exchange for such Common Stock cash, notes, debentures or other evidences of indebtedness or obligations to pay cash, or preferred stock of the surviving entity which ranks on a parity with or senior to the Series D Preferred

     Stock as to dividends or upon liquidation, dissolution or winding-up shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 3(c). In the case of mergers or consolidations of the Corporation where holders of Common Stock of the Corporation receive, in exchange for such Common Stock, common stock or preferred stock in the surviving entity (whether or not the surviving entity is the Corporation) of such merger or consolidation, or common stock or preferred stock of another entity (in either case, such preferred stock to be received in exchange for common stock is herein referred to as "Exchanged Preferred Stock"), which is junior as to dividends and upon liquidation, dissolution or winding up to the Series D Preferred Stock, the merger agreement or consolidation agreement shall expressly provide that the Series D Preferred Stock shall become preferred stock of such surviving entity or other entity, as the case may be, with the same annual dividend rate and equivalent rights to the rights set forth herein; provided however that if the Exchanged Preferred Stock is to be mandatorily redeemed in whole or in part through the operation of a sinking fund or otherwise the merger or consolidation agreement shall expressly provide that, or other provisions shall be made so that, all shares of the Series D Preferred Stock shall be mandatorily redeemed prior to the first mandatory redemption of the Exchanged Preferred Stock; and provided further, that in the event the Corporation or an affiliate of the Corporation optionally redeems or otherwise acquires any or all of the then outstanding shares of Exchanged Preferred Stock, the Corporation shall redeem all shares of Series D Preferred Stock. In the event of a merger or consolidation of the Corporation where the consideration received by the holders of common stock consists of two or more types of the consideration set forth above, the holders of the Series D Preferred Stock shall be entitled to receive either cash or securities based upon the foregoing in the same proportion as the holders of common stock of the Corporation are receiving cash or debt securities, or equity securities in the surviving entity or other entity.

     Adding new Section 3(c) to read as follows:

          (c) Corporate Changes. The sale, lease or exchange of all or substantially all of the Corporation's assets or the merger or consolidation of the Corporation which results in the holders of Common Stock of the Corporation receiving in exchange for such Common Stock cash, notes, debentures or other evidences of indebtedness or obligations to pay cash, or preferred stock of the surviving entity which ranks on a parity with or senior to the Series D Preferred Stock upon liquidation, dissolution or winding-up shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this
     Section 3(c). In the case of mergers or consolidations of the Corporation where holders of Common Stock of the Corporation receive, in exchange for such Common Stock, common stock or preferred stock in the surviving entity (whether or not the surviving entity is the Corporation) of such merger or consolidation, or common stock or preferred stock of another entity (in either case, such preferred stock to be received in exchange for common stock is herein referred to as "Exchanged Preferred Stock"), which is junior upon liquidation, dissolution or winding up to the Series D Preferred Stock, the merger agreement or consolidation agreement shall expressly provide that the Series D Preferred Stock shall become preferred stock of such surviving entity or other entity, as the case may be, with the equivalent rights to the rights set forth herein; provided however that if the Exchanged Preferred Stock is to be mandatorily redeemed in whole or in part through the operation of a sinking fund or otherwise the merger or consolidation agreement shall expressly provide that, or other provisions shall be made so that, all shares of the Series D Preferred Stock shall be mandatorily redeemed prior to the first mandatory redemption of the Exchanged Preferred Stock; and provided further, that in the event the Corporation or an affiliate of the Corporation optionally redeems or otherwise acquires any or all of the then outstanding shares of Exchanged Preferred Stock, the Corporation shall redeem all shares of Series D Preferred Stock. In the event of a merger or consolidation of the Corporation where the consideration received by the holders of common stock consists of two or more types of the consideration set forth above, the holders of the Series D Preferred Stock shall be entitled to receive either cash or securities based upon the foregoing in the same proportion as the holders of common stock of the Corporation are receiving cash or debt securities, or equity securities in the surviving entity or other entity.

     Deleting Section 6(b) which previously read as follows:

          (b) authorize or issue shares of any class or series of stock having any preference or priority as to dividends or assets or other rights superior to any such preference or priority of the Series D Preferred Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Corporation having any preference or priority as to dividends, assets or other rights superior to any such preference or priority of the Series D Preferred Stock; or

     Adding new Section 6(b) to read as follows:

          (b) authorize or issue shares of any class or series of stock having any preference or priority as to assets or other rights superior to any such preference or priority, other than dividends, of the Series D Preferred Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Corporation having any preference or priority as to assets or other rights superior to any such preference or priority, other than dividends, of the Series D Preferred Stock; or

     Deleting Section 6(d) which previously read as follows:


          (d) declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise (other than dividends payable in shares of the class or series upon which such dividends are declared or paid, or payable in shares of Common Stock with respect to Junior Stock other than Common Stock, together with cash in lieu of fractional shares), nor shall the Corporation make any distribution on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the Corporation, nor shall any monies be paid or made available for a sinking fund nor the purchase or redemption of any Junior Stock, unless all dividends to which the holders of Series D Preferred Stock shall have been entitled for all previous dividend periods shall have been paid or declared and a sum of money sufficient for the payment thereof set apart.

     3. The text of the Certification of Designation of Series D Preferred Stock as amended hereby reads as follows:

          1. Designation. The shares of the Series shall be designated "Series D Preferred Stock", and the number of shares constituting the Series shall be 95,000.

          2. Dividends. The Series D Preferred Stock shall not pay any dividends, except and to the extent of dividends payable on the Corporation's common stock, in which event dividends on the Series D Preferred Stock shall be paid in the same amounts as paid on the Corporation's Common Stock equivalent of the Series D Preferred Stock.

     3. Liquidation.

          (a) Liquidation Preference. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, and after provision for the payment of creditors, the Holders shall be entitled to be paid an amount equal to $100.00 per share ("Liquidation Value") of Series D Preferred Stock held, before any distribution or payment is made upon any shares of Common Stock and any other series of stock junior to the Series D Preferred Stock. The Series D Preferred Stock shall be in parity with the most senior of the Corporation's preferred stock, including but not limited to Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series E Preferred Stock (the "Parity Stock") with respect to liquidation rights. The Corporation shall not authorize or issue any class or series of preferred stock which is pari passu or senior to the Series D Preferred

     Stock without the prior written consent of the Holder of the Series D Preferred Stock (pursuant to Section 6 hereof).

          (b) Ratable Distribution. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation to be distributed among the Holders shall be insufficient to permit payment in full to the Holders of such Series D Preferred Stock, then all remaining net assets of the Corporation after the provision for the payment of the

     Corporation's debts shall be distributed ratably in proportion to the full amounts to which they would otherwise be entitled to receive among the Holders and the Holders of the Parity Stock.

          (c) Corporate Changes. The sale, lease or exchange of all or substantially all of the Corporation's assets or the merger or consolidation of the Corporation which results in the holders of Common Stock of the Corporation receiving in exchange for such Common Stock cash, notes, debentures or other evidences of indebtedness or obligations to pay cash, or preferred stock of the surviving entity which ranks on a parity with or senior to the Series D Preferred Stock upon liquidation, dissolution or winding-up shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this
     Section 3(c). In the case of mergers or consolidations of the Corporation where holders of Common Stock of the Corporation receive, in exchange for such Common Stock, common stock or preferred stock in the surviving entity (whether or not the surviving entity is the Corporation) of such merger or consolidation, or common stock or preferred stock of another entity (in either case, such preferred stock to be received in exchange for common stock is herein referred to as "Exchanged Preferred Stock"), which is junior upon liquidation, dissolution or winding up to the Series D Preferred Stock, the merger agreement or consolidation agreement shall expressly provide that the Series D Preferred Stock shall become preferred stock of such surviving entity or other entity, as the case may be, with the equivalent rights to the rights set forth herein; provided however that if the Exchanged Preferred Stock is to be mandatorily redeemed in whole or in part through the operation of a sinking fund or otherwise the merger or consolidation agreement shall expressly provide that, or other provisions shall be made so that, all shares of the Series D Preferred Stock shall be mandatorily redeemed prior to the first mandatory redemption of the Exchanged Preferred Stock; and provided further, that in the event the Corporation or an affiliate of the Corporation optionally redeems or otherwise acquires any or all of the then outstanding shares of Exchanged Preferred Stock, the Corporation shall redeem all shares of Series D Preferred Stock. In the event of a merger or consolidation of the Corporation where the consideration received by the holders of common stock consists of two or more types of the consideration set forth above, the holders of the Series D Preferred Stock shall be entitled to receive either cash or securities based upon the foregoing in the same proportion as the holders of common stock of the Corporation are receiving cash or debt securities, or equity securities in the surviving entity or other entity.

          4. Voting Rights. The Series D Preferred Stock shall have voting rights equal to 3,166,667 shares of the Company's common stock on all matters on which the common stock votes.

          5. Conversion Rights. The Series D Preferred Stock shall be convertible into Common Stock immediately as follows:


          (a) Optional Conversion. Subject to and upon compliance with the provisions of this Section 5, a Holder shall have the right at such Holder's option at any time or from time to time, to convert any of such shares of Series D Preferred Stock into fully paid and non-assessable shares of Common Stock at the then Conversion Rate (as hereinafter defined), plus accrued and unpaid dividends upon the terms hereinafter set forth.

          (b) Conversion Rate. Each share of Preferred Stock is convertible into thirty-three and one-third (33 1/3) shares of common stock, subject to adjustment as set forth in Section 5(d) hereof.

          (c) Mechanics of Conversion. The Holder may exercise the conversion right specified in Section 5(a) by giving written notice to the Corporation, that the Holder elects to convert a stated number of shares of Series D Preferred Stock into a stated number of shares of Common Stock, and by surrendering the certificate or certificates representing the Series D Preferred Stock so to be converted, duly endorsed to the Corporation or in blank, to the Corporation at its principal office (or at such other office as the Corporation may designate by written notice, postage prepaid, to all Holders) at any time during its usual business hours on or before the Conversion Date (as defined below), together with a statement of the name or names (with addresses) of the person or persons in whose name the certificate or certificates of Common Stock shall be issued.

               (1) Conversion Deemed Effective. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares are made and such date is referred to as the "Conversion Date"; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

               (2) Issuance of Common Stock; Effect of Conversion. Promptly after receipt from a Holder of the written notice referred to in
          Section 5(c) and surrender of the certificate or certificates representing the share or shares of Series D Preferred Stock to be converted, the Corporation shall cause to be issued and delivered to said holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such share or shares.

          (d) Conversion Rate Adjustments. The Conversion Rate shall be subject to adjustment from time to time as follows:


               (1) Consolidation, Merger, Sale, Lease or Conveyance. In case of any consolidation with or merger of the corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of Series D Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of Series D Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the holder of the shares of Series D Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series D Preferred Stock.

               (2) Stock Dividends, Subdivisions, Reclassification or Combinations. If the Corporation shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares, the Conversion Rate in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series D Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock which he would have owned or been entitled to receive had such Series D Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Rate shall be made whenever any event specified above shall occur.

          (e) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series D Preferred Stock. If more than one share of Series D Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares Series D Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series D Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the then current market price.

          (f) Treasury Stock. For the purposes of this Section 5, the sale or other disposition of any Common Stock theretofore held in the Corporation's treasury shall be deemed to be an issuance thereof.

          (g) Costs. The Holder shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of any shares of Series D Preferred Stock; provided further that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series D Preferred Stock in respect of which such shares are being issued.

          (h) Reservation of Shares. The Corporation shall reserve at all times so long as any shares of Series D Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series D Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series D Preferred Stock.

          (i) Approvals. If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series D Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of Series D Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

          (j) Valid Issuance. All shares of Common Stock which may be issued upon conversion of shares of Series D Preferred Stock will upon issuance by the Corporation be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action which will cause a contrary result.

          6. Covenants. In addition to any other rights provided by law, so long as any Series D Preferred Stock is outstanding, the Corporation, without first obtaining the affirmative vote or written consent of the holders of not less than two-thirds of such outstanding shares of Series D Preferred Stock, will not:

          (a) amend or repeal any provision of, or add any provision to, the Corporation's Certificate of Incorporation or By-Laws if such action would alter adversely the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, any Series D Preferred Stock, or increase the number of shares of Series D Preferred Stock authorized hereby;

          (b) authorize or issue shares of any class or series of stock having any preference or priority as to assets or other rights superior to any such preference or priority, other than dividends, of the Series D Preferred Stock, or authorize or issue shares of stock of any class or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of stock of the Corporation having any preference or priority as to assets or other rights superior to any such preference or priority, other than dividends, of the Series D Preferred Stock; or

          (c) reclassify any class or series of any stock junior in liquidation rights to the Series D Preferred Stock ("Junior Stock") into stock in parity with the Series D Preferred Stock with respect to liquidation rights or stock senior to the Series D Preferred Stock with respect to liquidation rights ("Senior Stock") or reclassify any series of Junior Stock into Senior Stock.

          7. No Preemptive Rights. No holders of Series D Preferred Stock, nor of the security convertible into, nor of any warrant, option or right to purchase, subscribe for or otherwise acquire Series D Preferred Stock, whether now or hereafter authorized, shall, as such holder, have any preemptive right whatsoever to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation nor of any security convertible into, nor of any warrant, option or right to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation, whether now or hereafter authorized.

          8. Exclusion of Other Rights. Except as may otherwise be required by law, the shares of Series D Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation. The Shares of Series D Preferred Stock shall have no preemptive or subscription rights.

          9. Headings of Subdivisions. The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

          10. Severability of Provisions. If any right, preference or limitation of the Preferred Stock set forth in this Certificate (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

          11. Status of Reacquired Shares. Shares of Series D Preferred Stock which have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Series D Preferred Stock issuable in series undesignated as to series and may be redesignated and reissued.

     4. The Amended and Restated Certificate of Designation was duly adopted by the unanimous written consent of the board of directors of the corporation on February 18, 1998, and adopted and approved by the holders of all of the corporation's outstanding Series D Preferred Stock, being the only class of the corporation's stock entitled to vote thereon, on February 19, 1998, in accordance Section 151 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the corporation has caused this certificate to be signed in its name and on its behalf by its President and attested to this 20th day of February, 1998, and that the undersigned declares under penalty of perjury that this certificate is the act and deed of the corporation and that the facts stated herein are true.

                                           DIPLOMAT CORPORATION


                                           By: /s/ Jonathan Rosenberg
                                               -------------------------------
                                                 Jonathan Rosenberg, President


ATTESTED

/s/ Stuart A. Leiderman
---------------------------------
Stuart A. Leiderman